UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 29, 2020
_______________________________________________________________________________
COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVTI	The NASDAQ Global Select Market

Indicate by check mark whether that registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 8.01	Other Events

Due to the recent outbreak of, and the local, state and federal governmental responses to, the coronavirus (“COVID-19”), we are filing this Current Report on Form 8-K to rely on the relief that has been granted by the Securities and Exchange Commission (the “SEC”) pursuant to the order issued by the SEC on March 25, 2020, under Section 36 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”; such order, “Release No. 34-88465”).  Release No. 34-88465 permits a registrant to file certain reports with the SEC up to 45 days after the original due date for the reports if the registrant’s ability to file such reports has been affected by COVID-19.

Our business has experienced significant disruptions due to the unprecedented conditions surrounding COVID-19.  Certain of our operations and personnel at our headquarters in Chattanooga, Tennessee, and other locations, have been working remotely, due to suggested or mandated social distancing and work from home orders. Our management has devoted significant time and attention to assessing the potential impact of COVID-19 and related events on our operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing tasks necessary to finalize the definitive proxy statement for our 2020 annual meeting of stockholders (the “2020 Annual Meeting”).

We plan to file the definitive proxy statement for our 2020 Annual Meeting, including information required by Part III of Form 10-K that is to be incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, by no later than June 15, 2020.

We currently expect that the 2020 Annual Meeting will take place on July 1, 2020, which represents a change of more than 30 days from the anniversary date of our 2019 annual meeting of stockholders (the “2019 Annual Meeting”). As a result, the deadlines for stockholder proposals set forth in our definitive proxy statement for the 2019 Annual Meeting are no longer effective. Stockholder proposals intended for inclusion in our definitive proxy statement for the 2020 Annual Meeting pursuant to Rule 14a-8 must be received by May 8, 2020 (which we believe is a reasonable time before we begin to print and send our proxy materials). Any such stockholder proposal must comply with the requirements of Rule 14a-8, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules. Under Rule 14a-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying our definitive proxy statement for the 2020 Annual Meeting will have discretionary authority to vote on any stockholder proposal that is not received on or prior to May 8, 2020. Stockholder proposals should be addressed and sent to Joey B. Hogan, Co-President and Chief Administrative Officer; Covenant Transportation Group, Inc.; 400 Birmingham Highway; Chattanooga, Tennessee 37419.

For our risk factor explaining the impact of COVID-19 on our business, please refer to our Current Report on Form 8-K dated March 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.
(Registrant)

Date: April 29, 2020	By:	/s/ Paul Bunn
Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary